Exhibit 10.37

Loan Agreement

Party A (Lender): TECHLONG INTERNATIONAL INVESTMENTS LIMITED

Party B (Borrower): ECMOHO (Hong Kong) Limited

Party C (Guarantor): Shanghai ECMOHO Health Biotechnology Co., Ltd.

Party D (Co-guarantor): Wang Ying

ID No.: ****

In the principle of equality, voluntariness and sincerity, Party A, Party B, Party C and Party D reach the Loan Agreement (the “Agreement”) upon negotiation, and ensure the joint implementation.

I. Loan amount: The total loan amount under the Agreement is (in words) USD three million only, and (in figure) USD 3,000,000.00 (the “Loan”). Within the scope of total amount, Party B shall apply to Party A for loan five working days in advance. The date when Party A agrees about and remits monies is the effective date of the loan.

II. The loan is used as working capital necessary for Party B’s overseas business expansion and routine operation.

III. Loan term and interests:

1. As from the effective date of each sum of loan, the term of the loan will not exceed six months.

2. Interests shall be paid by the annual interest rate of 6%. In the effective period of the Agreement, the interest rate shall not be changed. Interests will be calculated by the number of actual use days, with 360 days for a year as calculation base.

3. Party B shall repay principal and pay all interests by lump sum.

IV. Guarantee clauses:

1. Party B shall pledge to Party A the time deposit certificate with the amount larger than the total of principal and interests of the loan as performance guarantee.

2. Party B shall use the loan for the purpose set out in the Agreement, and shall not use it for any other purpose or conduct any illegal activity by the loan. Otherwise, Party A has the right to request Party B to pay the principal and interest immediately, with the legal consequences arising therefrom being borne by Party B.

3. Party B shall repay principal and pay interests in USD in the period prescribed under the Agreement. Party A shall be entitled to recover the part of the loan not repaid on time, and collect overdue interests by 0.02% of daily interest rate according to the number of overdue days.

4. If Party B obtains the USD loan from a bank in the period of borrowing hereunder, it shall firstly repay principal and pay interests hereunder.

5. In order to ensure the performance of the Agreement, Party B’s repayment Guarantor (Party C), Shanghai ECMOHO Health Biotechnology Co., Ltd., undertakes to pledge the USD time deposit certificate with the amount equal to the total amount of the Loan to Party A and undertake joint and several responsibility for repayment of principal and payment of interests of the loan together with Party B.

6. Party D guarantees that Party B will fulfill responsibilities for repayment of principal and payment of interests pursuant to the Agreement.

7. After Party B repays principal and pays interests of the loan by USD, Party A shall simultaneously return to Party B the time deposit certificate pledged to it.

V. Liability for breach

1. If Party B fails to repay the loan in accordance with the Agreement, Party B shall bear liquidated damages and attorney fees, litigation costs, travel expenses and other expenses arising from litigation.

2. Where Party A deems that the Borrower falls into or may fall into any circumstance influencing repayment capacity, Party A will be entitled to recover the loan in advance, the Borrower shall repay the loan in time, and the Borrower and the Guarantor shall not demur on any ground.

VI. Settlement of a dispute: A dispute occurring in the process of performance of the Agreement shall be settled by both parties through amicable negotiation, or may be mediated by a third person. Where negotiation or mediation fails, a lawsuit may be lodged with the people’s court according to the law where Party A is located.

VII. The Agreement shall come into effect as of the date of affixing of signatures by the parties hereto. The Agreement is made in four copies of the same legal effect, respectively one for each party.

Party B’s designated account:

Payee: ECMOHO (HONG KONG) LIMITED

Opening bank: HSBC, 1Queen’S Road Central, Hong Kong

SWIFT: ****

Receiving account No.: ****

Party A’s designated account:

Account name: TECHLONG INTERNATIONAL INVESTMENTS LIMITED

Bank name: TAIPEI FUBON COMMERCIAL BANK CO., LTD. Hong Kong Branch

Account No.: ****

SWIFT Code: ****

Party D’s designated account:

Account name: Wang Ying

Bank name: China Merchants Bank Shanghai Branch Damuqiao Sub-branch

Account No.: ****

Party A (Signature):		Party B (Signature):

ECMOHO (Hong Kong) Limited (seal)

TECHLONG INTERNATIONAL INVESTMENTS LIMITED (seal)		/s/ Zeng Qingchun

/s/	Chang, Ching-Yi

Party C (Signature): Shanghai ECMOHO Health Biotechnology Co., Ltd. (seal)		Party D (Signature): /s/ Wang Ying
/s/ Wang Ying

Signed on: [MM][DD], [YYYY]

(There is no text hereunder)

Loan Agreement

Party A (Lender): TECHLONG INTERNATIONAL INVESTMENTS LIMITED

Party B (Borrower): ECMOHO (Hong Kong) Limited

Party C (Guarantor): Shanghai ECMOHO Health Biotechnology Co., Ltd.

Party D (Co-guarantor): Wang Ying

ID No.: ****

In principles of voluntariness, equality and sincerity, Party A, Party B, Party C and Party D reach the Loan Agreement (the “Agreement”) upon negotiation, and ensure the joint implementation.

I. Loan amount: The total loan amount under the Agreement is (in words) USD three million only, and (in figure) USD3,000,000.00 (the “Loan”). Within the scope of total amount, Party B shall apply to Party A for loan five working days in advance. The date when Party A agrees about and remits monies is the effective date of the loan.

II. The loan is used as working capital necessary for Party B’s overseas business expansion and routine operation.

III. Loan term and interests:

1. As from the effective date of each sum of loan, the term of the loan will not exceed six months.

2. Interests shall be paid by the annual interest rate of 6%. In the effective period of the Agreement, the interest rate shall not be changed. Interests will be calculated by the number of actual use days, with 360 days for a year as calculation base.

3. Party B shall repay principal and pay all interests by lump sum.

IV. Guarantee clauses:

1. Party B shall pledge to Party A the time deposit certificate with the amount larger than the total of principal and interests of the loan.

2. Party B shall use the loan for the purpose set out in the Agreement, and shall not use it for any other purpose or conduct any illegal activity by the loan. Otherwise, Party A has the right to request Party B to pay the principal and interest immediately, with the legal consequences arising therefrom being borne by Party B.

3. Party B shall repay principal and pay interests in USD in the period prescribed under the Agreement. Party A shall be entitled to recover the part of the loan not repaid on time, and collect overdue interests by 0.02% of daily interest rate according to the number of overdue days.

4. If Party B obtains the USD loan from a bank in the period of borrowing hereunder, it shall firstly repay principal and pay interests hereunder.

5. In order to ensure the performance of the Agreement, Party B’s repayment Guarantor (Party C), Shanghai ECMOHO Health Biotechnology Co., Ltd., undertakes to pledge the USD time deposit certificate with the amount equal to the total amount of the Loan to Party A and undertake joint and several responsibility for repayment of principal and payment of interests of the loan together with Party B.

6. Party D guarantees that Party B will fulfill responsibilities for repayment of principal and payment of interests pursuant to the Agreement.

7. After Party B repays principal and pays interests of the loan by USD, Party A shall simultaneously return to Party B the time deposit certificate pledged to it.

V. Liability for breach

1. If Party B fails to repay the loan in accordance with the Agreement, Party B shall bear liquidated damages and attorney fees, litigation costs, travel expenses and other expenses arising from litigation.

2. Where Party A deems that the Borrower falls into or may fall into any circumstance influencing repayment capacity, Party A will be entitled to recover the loan in advance, the Borrower shall repay the loan in time, and the Borrower and the Guarantor shall not demur on any ground.

VI. Settlement of a dispute: A dispute occurring in the process of performance of the Agreement shall be settled by both parties through amicable negotiation, or may be mediated by a third person. Where negotiation or mediation fails, a lawsuit may be lodged with the people’s court according to the law where Party A is located.

VII. The Agreement shall come into effect as of the date of affixing of signatures by the parties hereto. The Agreement is made in four copies of the same legal effect, respectively one for each party.

Party B’s designated account:

Payee: ECMOHO (HONG KONG) LIMITED

Opening bank: HSBC, 1 Queen’s Road Central, Hong Kong

SWIFT:****

Receiving account No.: ****

Party A’s designated account:

Account name: TECHLONG INTERNATIONAL INVESTMENTS LIMITED

Bank name: TAIPEI FUBON COMMERCIAL BANK CO., LTD. Hong Kong Branch

Account No.: ****

SWIFT Code: ****

Party D’s designated account:

Account name: Wang Ying

Bank name: China Merchants Bank Shanghai Branch Damuqiao Sub-branch

Account No.: ****

Party A (Signature):

Party B (Signature): ECMOHO (Hong Kong) Limited (seal)

Party C (Signature):         Shanghai ECMOHO Health Biotechnology Co., Ltd. (Seal)

Party D (Signature): /s/ Wang Ying

Signed on: March 28, 2018 (There is no text hereunder)

Supplementary Loan Agreement

Party A (Lender): TECHLONG INTERNATIONAL INVESTMENTS LIMITED

Party B (Borrower): ECMOHO (Hong Kong) Limited

Party C (Guarantor): Shanghai ECMOHO Health Biotechnology Co., Ltd.

Party D (Co-guarantor): Wang Ying

ID No.: ****

In view of the Loan Agreement concerning the total of loan of (in words) USD three million only (in figure: USD3,000,000.00) concluded on September 18, 2017 as well as the Loan Agreement concerning the total of loan of (in words) USD three million only (in figure: USD3,000,000.00) concluded on March 28, 2018, Party A, Party B, Party C and Party D, in principles of voluntariness, equality and sincerity, reach the Supplementary Loan Agreement (the “Agreement”) upon negotiation, and ensure the joint implementation.

Supplementary deposit clause:

Party B pledges to Party A the time deposit certificate with the amount of (in words) USD four million only (in figure: USD4,000,000.00) as the deposit for the performance of the Loan Agreements concluded on September 18, 2017 and March 28, 2018 with the loan totalling (in words) USD six million only (in figure: USD6,000,000.00).

Party A (Signature):	Party B (Signature): ECMOHO (Hong Kong) Limited (seal)
Party C (Signature): Shanghai ECMOHO Health Biotechnology Co., Ltd. (Seal)	Party D (Signature):

Signed on: April 3, 2018

(There is no text hereunder)